CLARIVATE PLC
Friars House
160 Blackfriars RoadLondon SE1 8EZ

June 19, 2020
To the Investor Shareholders
Under the Below-Referenced Registration Rights Agreement

Re: Third Amendment to Registration Rights Agreement
Dear Sirs:
We refer to the Amended and Restated Registration Rights Agreement, dated as of May 13, 2019, by and among Clarivate Plc (f/k/a/ Clarivate Analytics Plc), a public limited company organized under the laws of the Island of Jersey (the “Company”), Churchill Capital Corp, a Delaware corporation, Churchill Sponsor LLC, a Delaware limited liability company, and the other Holders identified on the signature pages thereto (as amended through the date hereof, the “Registration Rights Agreement”); capitalized terms being used herein as therein defined.
The Company has requested, and you have agreed, that the Registration Rights Agreement is hereby amended to remove Section 2.3 in its entirety. For the avoidance of doubt, the removal of Section 2.3 shall have no impact on any transfer restrictions set forth in the Shareholders Agreement or Sponsors Agreement (each as defined in the Registration Rights Agreement), which transfer restrictions shall remain in effect in accordance with their respective terms.
Kindly confirm your agreement to the foregoing by signing in the space provided below, whereupon the Registration Rights Agreement shall be deemed amended pursuant to Section 8.5 thereof on the terms specified above as of the date first above written. Except as amended hereby, the Registration Rights Agreement shall continue, without amendment, in full force and effect from and after the date first above written.
This letter agreement shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to principles of conflicts of law.
Very truly yours,
CLARIVATE PLC

By:	/s/ Jerre L. Stead
Name:	Jerre L. Stead
Title:	Chief Executive Officer

#93026484v6

Confirmed and agreed.

ONEX SHAREHOLDERS:

NEW PCO II INVESTMENTS LTD

By:	/s/ Michelle Iskander
Name:	Michelle Iskander
Title:	Secretary

ONEX PARTNERS HOLDINGS LLC

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Director

ONEX PARTNERS IV LP
By:	Onex Partners IV GP LP, its general partner
By:	Onex Partners Manager LP, its agent
By:	Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Managing Director

ONEX PARTNERS IV PV LP
By:	Onex Partners IV GP LP, its general partner
By:	Onex Partners IV GP LLC, its general partner
By:	Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Managing Director

ONEX PARTNERS IV SELECT LP

By:	Onex Partners IV GP LLC, its general partner
By:	Onex Partners Manager LP, its agent
By:	Onex Partners Manager GP ULC, its general

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Managing Director

ONEX PARTNERS IV GP LP
By:	Onex Partners Manager LP, its agent
By:	Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Managing Director

ONEX US PRINCIPALS LP
By:	Onex American Holdings GP LLC, its general partners

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Director

ONEX CAMELOT CO-INVEST LP
By:	Onex Partners IV GP LP, its general partner
By:	Onex Partners Manager LP, its agent
By:	Onex Partners Manager GP ULC, its general partner

By:	/s/ Joshua Hausman
Name:	Joshua Hausman
Title:	Managing Director

By:	/s/ Matthew Ross
Name:	Matthew Ross
Title:	Managing Director

BARING SHAREHOLDER

ELGIN INVESTMENT HOLDINGS LIMITED
By:	VSG Corporate Limited

By:	/s/ Siddharth Swarup
Name:	VSG Corporate
Title:	Director